Exhibit 10.2

             UNLIMITED LABOUR CONTRACT FOR SUPPORT OF ENTERPRENEURS

                                 XNOT DISCOUNTED PAYMENTS TO SOCIAL SECURITY 100

                                      DISCOUNTED PAYMENTS TO SOCIAL SECURITY 150

COMPANY DATA
CiF/NIF/NIE
B92914282

D/DNA                            NIF/NIE                     ACTING AS (1)
JEREMY DEAN HARRIS               X3570493L                   ADMINISTRATOR

NAME OF THE COMPANY              SOCIAL ADRESS
ARROW CARS S.L                   AV MIJAS 1 1

COUNTRY                          TOWN                        POST CODE
SPAIN 724                        BENALMADENA 29025           29630

CONTRIBUTION ACCOUNT DATA

REGIMEN COD. PROV. NUMERO DIG. CONTR.                        ECONOMICAL ACTIVITY
0111 29 1206565 52                                           Rent a car

WORK CENTER DATA
COUNTRY                          TOWN
SPAIN 724                        BENALMADENA 29025

WORKER DATA

D/DNA                            NIF/NIE                     DATE OF BIRTH
PEREZ CONEJO SERGIO              25697097W                   22/10/72

AFFILIATION NUMBER TO SS         EDUCATION LEVEL             NACIONALITY
29 00959783 38                   UNIVERSITY DEGREE           SPAIN 724

TOWN ADDRESS                     COUNTRY ADDRESS
MALAGA 29067                     SPAIN 724

With the legal assistance, in case, of Mr/Mrs. ________with N.l.F/N i.E ____________as (2)__

                                     EXHIBIT

1.   The Company at the date of this contract has a staff below 50 employees

2. The Company will make use of the Tax benefits or discounts of the Social Security established on the art 4, of RD ley 3/2012 10th of February (BOE 11th of February, YES|_| NO|X|

3. If the Company use the incentives of the art, 4 art 4 of RD ley 3/2012 10th of February (BOE 11th of February) commits to maintain the worker employed at least for 3 years, so to fulfill the rest of the requirements of the above mentioned art. 4

                                     CLAUSES

FIRST: The worker will provide the services of ADMINISTRATION DIRECTOR included in the professional group, category or professional level of ADMINISTRATION DIRECTOR, according with the professional classification enforceable in the company, working center located in Av Mijas. 1,1(degree). Benalmadena.
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SECOND:  The duration of this contract will be UNLIMITED since 01/08/12,  with a trial period of 1 year in any case.

THIRD: The working week will be:

X Full time: The working week will be 40 hours per week, from Monday to Sunday with the rest established by Law or Convenio.

FOURTH: The worker will receive a salary according to Legal Base gross Euros (5) monthly distributed as per the following salary concepts (5) as per Convenio

FIFTH: The Annual leave will be(6) 30 natural days

SIXTH: This contract is made under the substitution mode Si    NO X
In affirmative case fill the annex Contrato de relevo

SEVENTH: If the requirements of art, 4 of RD Ley 3/2012 of 10th of February, the Company (7) will discount the payments to the Social Security in the following amounts in relation to the following groups of people. (8)

WORKERS REGISTERED IN THE EMPLOYMENT OFFICES Workers between 16 y 30 years old:

     YOUNG PERSONS: 1st Year 1000 Euros/year, 2nd year 1100 Euros/year, 3rd year 1200 Euros/year

     WOMEN OF GROUPS LESS REPRESENTED 1st year 1100 Euros/year, 2nd year 1200 Euros/year, 3rd year 1300 Euros/year

     Unemployed older than 45 years old, at least 12 months registered within the previous 18 months before contracting.

     OLDER THAN 45 YEARS(9) 1300 Euros/year during 3 years

     WOMEN OF GROUPS LESS REPRESENTED (9):1500 Euros/year during 3 years

EIGHTH: In case the requirements of the art. 4 of RDLey 3/2012 of 10m of February will be fulfilled; the Company will be entitled to apply the Tax benefits established. Tick in case the benefits will be applied (8)

     The worker is receiving unemployment benefit and has received at least 3 months of the taxable benefit.

     The first contract made by the company is with a worker younger of 30 years old

NINTH: In cases not covered by this contract it will be applicable, and specially, art 12 of Estatuto de los Trabajadores,

RD Ley 3/2012. de 10 de february (BOE de 11 of F>-- ______ the Law 43/2006 of 29th of December (BOE 30 of December)Also it will be applicable the Convemo Cr - _____ ; car

TENTH: The content of this contract will be communicated to the Servicio Publico de Empleo of TELEMATICOS, within 10 days since this agreement (11)

ELEVENTH - This contract can be jointly financed by the EUROPEAN SOCIAL FUND

                               ADDITIONAL CLAUSES

And to be registered, it is made this contract in three copies in place and date said below singing the interested parties In BENALMADENA a 1st AUGUST 2012

The worker                                          The company's representative

The minor's representative

     1.   Director, Manager, etc
     2. In case of contracting a no EU and nmon resident in Spain through quota if needed to be filled with Anex Mod PE 223
     3.   Parents or Guardian
     4.   Express Profession
     5.   Basic  salary,  supplementary  payments,  pluses
     6.   Minimum 30 natural days
     7.   Equally  can  discount   cooperatives   and  worker  owned   companies
          contracting working shareholders or workers just in case the Company has chosen a Social Security regime as employees.
     8.   Mark with an X what it is applicable
     9.   According with Orden 16th of September 1998 (BOE 29th of September)
     10. Data Protection: the data reflected in this contract are protected by the Ley Organica 15/1999, of 13 December (BOE of 14 of December).